UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Chairman,
CEO and Co-CIO
Calamos Advisors LLC,
2020 Calamos Court,
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: December 31, 2011
DATE OF REPORTING PERIOD: January 1, 2011 through June 30, 2011

ITEM 1.	REPORT TO SHAREHOLDERS.

CALAMOS®

Growth and Income Portfolio

SEMIANNUAL REPORT DATED JUNE 30, 2011

TABLE OF CONTENTS

Letter to Contract Owners	1

Investment Team Commentary	3

Expense Overview	6

Schedule of Investments	8

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes In Net Assets	14

Notes to Financial Statements	15

Financial Highlights	21

Report of Independent Registered Public Accounting Firm	22

Trustee Approval of Management Agreement	23
About Calamos Investments

For more than 30 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include low-volatility equity, equity, fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with low-volatility equity strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small.

Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we seek to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Contract Owners

JOHN P. CALAMOS, SR.
CEO/Co-CIO

Dear Contract Owner:

Welcome to your semiannual report for the six-month period ended June 30, 2011. I encourage you to review this report carefully. It includes commentary and insights from the Calamos investment management team, as well as a listing of portfolio holdings, financial data and highlights.

The Importance of A Long-Term Perspective
We frequently speak with investors and their advisors about market volatility and what it means for asset allocations. Investors have faced challenges over recent years, most notably the “Great Recession” of 2008 and 2009. Every day, the media broadcasts an onslaught of data, which is often conflicting and short-term in its scope.

There have always been ups and downs in the markets. Drawing on 40 years of investing experience, I believe the best tool an investor can have is a long-term perspective. At Calamos, before we invest in a company, we closely examine its history of growth and how it has surmounted past challenges within its industry or in the broad economy. Similarly, we feel investors are best served by considering not just how a portfolio has performed over a short period of time, but also how it has performed over the long-term, through multiple market environments or since its inception. This is especially true for portfolios that we believe can serve as the core of an asset allocation, such as Calamos Growth and Income Portfolio. As we will discuss in the management commentary, we manage this portfolio as a low-volatility equity portfolio. Our goal is to participate in the upside of the equity markets, with potentially less volatility than a pure-stock fund over full market cycles.

Market Environment
The S&P 500 Index,1 a measure of U.S. equity market performance, gained 6.02% for the six-month period ended June 30, 2011. The period was characterized by volatility, with stronger equity market performance during the first three months of the year. During the reporting period, market participants were unsettled by a range of factors, including debt ceiling negotiations, the debt problems of the eurozone, the earthquake in Japan and continued turmoil in the Middle East. For a good portion of the period, the global markets demonstrated considerable resilience on the whole, as market participants seemed to give increased attention to more positive influences. These included growth trends in many parts of the world and strong world trade, as well as improving corporate profits and balance sheets. The credit markets remained open and strong, providing good access to capital for large-cap and mid-cap companies, in particular. Toward the close of the period, investors became more apprehensive and there was a rotation to areas of the market that offered greater perceived defensive characteristics.

1

Letter to Contract Owners

Positioned for Global Growth
When we assess the current environment, we believe that near-term uncertainties will contribute to volatility. However, we do not believe that a double-dip recession is the most likely outcome in the near term. We have positioned this portfolio to reflect our view of secular and cyclical growth trends. We believe that these trends provide considerable growth opportunities for U.S. companies.

One of the most important of these trends is the growing prosperity of emerging economies and an expanding group of middle-class consumers. We believe that progress in emerging markets has exciting implications for countries and companies all over the world, including U.S. companies. These growth opportunities extend not only to companies that may benefit from infrastructure build-out in sectors such as energy, materials and industrials, but also to businesses that provide goods and services that help individuals achieve an improved quality of life. We expect rising prosperity in emerging markets to drive demand for a wide variety of goods and services, ranging from cell phones to health care innovations or education. Other important trends include corporations’ focus on productivity enhancements, which we believe will drive technology spending. We also believe that individuals’ desire to be connected to information, each other and entertainment at all times and price points, creates opportunities for consumer-oriented technologies. We believe secular trends will also drive growth in some areas of health care, as populations in developed markets age.

We are also excited about the valuation opportunities we see in the U.S. equity market, and specifically, for growth-oriented companies. On the whole, our analysis indicates that stock prices are very attractive levels by a number of measures, such as future cash flows and growth assumptions. In my view, this is because market participants are very short-term in their focus. I believe that as more time passes and the economy strengthens its footing, investors will likely take a longer-term perspective and rekindle their interest in growth-oriented companies.

In Closing
Innovation thrives in all environments. We are looking forward, and positioning this portfolio to actively participate in the continuing evolution of the global economy. We believe our decades of experience, our selective, risk-conscious approach, and our unwavering commitment to investors will continue to differentiate this portfolio.

We thank you for your continued trust. It is an honor to partner with you to help you achieve your financial goals.

Sincerely,

John P. Calamos, Sr.
CEO and Co-CIO,
Calamos Advisors LLC

Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

1 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Commentary

CALAMOS GROWTH AND INCOME PORTFOLIO
INVESTMENT TEAM COMMENTARY

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the portfolio’s performance, strategy and positioning during the six-month period ended June 30, 2011.

Q. What is the portfolio’s investment strategy?
A. Calamos Growth and Income Portfolio is a low-volatility equity portfolio. We manage this portfolio with the aim of outperforming the equity market over full market cycles with less risk than a comparative pure-stock portfolio. To do this, we invest in equities and equity-linked securities, such as convertible securities. This portfolio invests primarily in U.S.-based companies, currently with an emphasis on companies with global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

Q. How has the portfolio performed?
A. Because we believe low-volatility equity portfolios are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. The portfolio has performed strongly since its inception on May 19, 1999, returning 7.37% on an annualized basis. This return surpasses that of the broad equity market, as measured by the S&P 500 Index1, which gained 1.66% for the period. The portfolio also outperformed the convertible securities market, as measured by the Value Line Convertible Index2, which returned 6.40% for the period.

For the semiannual period ended June 30, 2011, the portfolio participated significantly in the equity market’s upside, returning 5.18%, versus 6.02% for the S&P 500 Index1. The portfolio performed in line with the Value Line Convertible Index2, which gained 5.20%.

Q. Please discuss the portfolio’s low-volatility characteristics.
A. Beta is one popular statistic for measuring volatility. Beta considers a portfolio’s historic volatility versus the market, which is assigned a beta of 1.0. A portfolio with half the volatility of the market would have a beta of 0.5, while a portfolio with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, this portfolio has had a beta of 0.71 versus the S&P 500 Index1, significantly less than the index through a period covering multiple market cycles. We believe the portfolio’s lower volatility profile, paired with the portfolio’s outperformance since its inception, demonstrates the merits of our low-volatility equity approach.

Q. What factors influenced performance over the reporting period?
A. The portfolio’s underweight position to the financials sector relative to the S&P 500 Index1 proved advantageous. Our security selection decisions within the sector were favorable as well, more specifically, our security selection decisions within the asset management and custody banks industry. We have maintained a lower relative allocation to financials due to unfolding regulations within the sector, which could put downward pressure on revenues and profits. We remain concerned about ongoing deleveraging and the risks that may still exist in some companies. However, we have found opportunities

3

Investment Team Commentary

within the sector, in companies that we believe have lower underlying credit risk and better balance sheets, such as global asset managers and select insurers.

Our security selection within the information technology sector also benefited performance. Positions in the semiconductors industry performed particularly well. Within the technology sector, we have sought companies that we believe are positioned to benefit from long-term growth trends, from consumers’ appetite for the latest innovations to corporations’ drive to stay productive in a competitive global economy. We’re finding companies with relatively high levels of cash on their balance sheets, lower-debt levels and valuations that we believe are attractive.

Security selection within the consumer discretionary sector enhanced performance. Here, the portfolio’s allocation to the internet retail industry performed well. We have chosen holdings that we believe have performed well due to their ability to help consumers make better purchasing decisions.

In contrast, security selection within the health care sector hindered performance relative to the S&P 500 Index1 during the semiannual period, as the portfolio’s holdings in the pharmaceuticals industry lagged those of the index. We are focused on companies with good fundamentals that are also positioned to benefit from secular trends, such as the aging of populations in developed markets. In addition to select pharmaceuticals, our criteria have led us to areas such as health care services and equipment industries. We remain cautious in regard to companies that could be most vulnerable to changes related to health care regulation in the United States.

Security selection within the energy sector hampered performance during the period, in areas such as the oil-and-gas exploration and production industry. In regard to our positioning within the sector, we have sought to balance the return potential of the sector with our view of potential risks, such as regulatory risk and volatility in commodity prices. We believe the global need for energy resources should remain high overall, especially within developing markets. We also expect reflation efforts to help sustain already elevated commodity prices (because oil is priced in U.S. dollars, a weakening of the dollar typically contributes to higher oil prices). Additionally, the portfolio’s energy allocation may also serve as a potential hedge against geopolitical risk. Generally speaking, we are favoring companies that are relatively less vulnerable to the fluctuating commodity prices. Our selection decisions within the materials sector also hindered relative performance.

Q. How have you positioned the portfolio throughout the period?
A. Across the portfolio, we are emphasizing U.S. companies with global presence, such as global brands and global client bases. We believe that these multinationals provide us with the most compelling opportunities to participate in the growth trends we see around the world. We maintained a disciplined approach, focusing on companies that we believe are positioned to capitalize on cyclical and secular growth trends.

As the period progressed, we sought opportunities to increase the portfolio’s positions in companies with defensive growth characteristics—that is, companies whose prospects may be less dependent on overall economic growth. During the period, we found opportunities to increase the portfolio’s allocation to the health care sector. Overall performance within the sector is much improved and many names are trading at valuations that we believe are attractive. Given the growth potential and fundamentals we see, as well as our view that health care businesses are less dependent on high global growth rates for revenues, we are following the sector with a high level of interest. We

4	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Commentary

remain very cautious about health care companies that may be particularly vulnerable to government regulation and intervention in health care.

We decreased the portfolio’s stake in the materials sector, where we have seen valuations rise alongside commodity prices. We do continue to find compelling materials companies however. Similar to the energy sector, we have sought materials companies that can benefit from persistent demand coming from emerging Asian economies and global reflation efforts. We are presently favoring companies tied to the agricultural feed and fertilizer industries, as well as those associated with gold mining and production.

SECTOR WEIGHTINGS
Information Technology	34.3%

Health Care	14.2%

Energy	11.6%

Industrials	8.2%

Financials	5.9%

Consumer Staples	5.5%

Consumer Discretionary	5.1%

Materials	3.7%

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds, or broad based index hedging securities the portfolio may hold.

Q. What is your outlook for this portfolio?
A. Given the near term uncertainty in the global economy, we are prepared for continued volatility spikes. In this environment, we believe this low-volatility equity portfolio remains a compelling choice for investors who seek the opportunity for equity market upside with potentially reduced downside risk. Our investment team is finding many opportunities to invest in growth-oriented U.S. companies at valuations we believe are very attractive based on a variety of historical measures. We believe that our current focus on U.S. multinational companies with higher-quality balance sheets remains the appropriate one, and positions us to participate in the progress and evolution of the global economy. We are excited about the prospects of the portfolio as it is invested in many U.S. businesses that we believe are guided by a spirit of creativity and entrepreneurship—companies that we have seen adapt and change as the global economy evolves.

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 6/30/11

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 6/30/11

6-MONTHS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
5.18%	24.92%	7.39%	5.59%	6.47%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

NOTES:

The graphs do not reflect the income taxes that you would pay on portfolio distributions or the redemption of portfolio shares. Portfolio performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

5

Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011. It is intended to help you understand the ongoing cost associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual
In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical
In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from January 1, 2011 through June 30, 2011 and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

6	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, January 1, 2011 and held through June 30, 2011

Actual Expenses per $1,000*	$7.07
Actual – Ending Balance	1,051.80

Hypothetical Expenses per $1,000*	6.95
Hypothetical – Ending Value	1,017.90

Annualized expense ratio	1.39%
* Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

7

Schedule of Investments  June 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
CONVERTIBLE BONDS (39.0%)

		Consumer Discretionary (3.1%)
125,000		Interpublic Group of Companies, Inc. 4.250%, 03/15/23	$143,594
160,000		Liberty Media Corp. (Viacom, CBS Corp. - Class B) 3.250%, 03/15/31	138,000
201,000		Omnicom Group, Inc. 0.000%, 07/01/38	222,356
190,000		Priceline.com, Inc.* 1.250%, 03/15/15	336,537

			840,487

		Consumer Staples (1.4%)
260,000		Archer-Daniels-Midland Company 0.875%, 02/15/14	275,600
110,000		Molson Coors Brewing Company 2.500%, 07/30/13	121,275

			396,875

		Energy (2.1%)
280,000		Chesapeake Energy Corp. 2.500%, 05/15/37	296,100
100,000		Petrominerales, Ltd. 2.625%, 08/25/16	114,000
125,000		SESI, LLC‡ 1.500%, 12/15/26	127,500
27,100	EUR	Technip, SA 0.500%, 01/01/16	37,125

			574,725

		Financials (0.7%)
110,000		Leucadia National Corp. 3.750%, 04/15/14	177,238

		Health Care (9.7%)
50,000		Akorn, Inc.* 3.500%, 06/01/16	53,875
125,000		Amgen, Inc. 0.375%, 02/01/13	126,094
120,000		Endo Pharmaceuticals Holdings, Inc. 1.750%, 04/15/15	175,350
370,000		Gilead Sciences, Inc.* 1.625%, 05/01/16	430,587
125,000		Hologic, Inc.‡ 2.000%, 12/15/37	143,438
415,000		Illumina, Inc.* 0.250%, 03/15/16	448,719
230,000		Kinetic Concepts, Inc.* 3.250%, 04/15/15	294,687
225,000		Medtronic, Inc. 1.625%, 04/15/13	231,188
200,000		Mylan, Inc. 1.250%, 03/15/12	223,500
145,000		NuVasive, Inc. 2.750%, 07/01/17	147,356
240,000		Shire, PLC 2.750%, 05/09/14	280,644
92,000		Vertex Pharmaceuticals, Inc. 3.350%, 10/01/15	116,265

			2,671,703

		Industrials (2.8%)
190,000		AGCO Corp. 1.250%, 12/15/36	255,550
340,000		Danaher Corp. 0.000%, 01/22/21	524,875

			780,425

		Information Technology (15.5%)
100,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	182,548
645,000		EMC Corp. 1.750%, 12/01/13	1,133,587
38,000		Equinix, Inc. 2.500%, 04/15/12	40,185
225,000		Intel Corp. 3.250%, 08/01/39	275,625
100,000		Ixia* 3.000%, 12/15/15	102,000
61,000		JDS Uniphase Corp. 1.000%, 05/15/26	62,601
		Lam Research Corp.*
190,000		0.500%, 05/15/16	191,425
100,000		1.250%, 05/15/18	99,750
125,000		Linear Technology Corp. 3.000%, 05/01/27	132,969
120,000		Microsoft Corp.* 0.000%, 06/15/13	123,300
284,000		Nuance Communications, Inc. 2.750%, 08/15/27	373,460
65,000		RightNow Technologies, Inc.* 2.500%, 11/15/30	80,519
36,000		Rovi Corp. 2.625%, 02/15/40	48,960
390,000		SanDisk Corp. 1.500%, 08/15/17	414,375
240,000		Symantec Corp. 1.000%, 06/15/13	292,800
100,000		TTM Technologies, Inc. 3.250%, 05/15/15	126,625
220,000		VeriFone Systems, Inc. 1.375%, 06/15/12	257,675
250,000		Xilinx, Inc. 2.625%, 06/15/17	333,625

			4,272,029

8	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments  June 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
		Materials (3.7%)
330,000		Goldcorp, Inc. 2.000%, 08/01/14	$414,975
		Newmont Mining Corp.
210,000		1.250%, 07/15/14	274,575
200,000		1.625%, 07/15/17	270,000
50,000		3.000%, 02/15/12	61,500

			1,021,050

		TOTAL CONVERTIBLE BONDS (Cost $9,250,672)	10,734,532

SYNTHETIC CONVERTIBLE SECURITIES (10.4%)

		Sovereign Bonds (9.5%)
42,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	265,985
		Government of Canada
425,000	CAD	2.000%, 12/01/14	441,089
110,000	CAD	2.000%, 06/01/16	112,354
		Government of New Zealand
170,000	NZD	6.000%, 04/15/15	150,834
160,000	NZD	6.500%, 04/15/13	140,125
		Government of Singapore
210,000	SGD	1.125%, 04/01/16	172,211
165,000	SGD	1.375%, 10/01/14	138,079
128,000	SGD	2.375%, 04/01/17	110,268
		Kingdom of Norway
1,400,000	NOK	4.250%, 05/19/17	277,154
650,000	NOK	5.000%, 05/15/15	130,805
635,000	NOK	6.500%, 05/15/13	126,158
3,425,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	551,031

		TOTAL SOVEREIGN BONDS	2,616,093

NUMBER OF
CONTRACTS			VALUE
Purchased Options (0.9%)#

		Consumer Discretionary (0.4%)
40		Coach, Inc. Call, 01/19/13, Strike $55.00	59,000
5		Priceline.com, Inc. Call, 01/19/13, Strike $465.00	59,275

			118,275

		Energy (0.1%)
42		Chesapeake Energy Corp. Call, 01/19/13, Strike $30.00	21,420

		Health Care (0.3%)
30		Agilent Technologies, Inc. Call, 01/19/13, Strike $50.00	29,175
30		Cerner Corp. Call, 01/19/13, Strike $60.00	27,600
75		St. Jude Medical, Inc. Call, 01/21/12, Strike $50.00	20,812

			77,587

		Information Technology (0.1%)
5		Apple, Inc. Call, 01/19/13, Strike $290.00	40,000

		TOTAL PURCHASED OPTIONS	257,282

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $2,646,383)	2,873,375

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (6.0%)

		Consumer Staples (0.5%)
1,350		Bunge, Ltd. 4.875%	136,013

		Energy (3.2%)
9,500		Apache Corp. 6.000%	626,240
200		Chesapeake Energy Corp.* 5.750%	252,500

			878,740

		Financials (2.3%)
4,900		Affiliated Managers Group, Inc. 5.150%	209,475
1,650		MetLife, Inc. 5.000%	136,009
270		Wells Fargo & Company 7.500%	286,200

			631,684

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,395,498)	1,646,437

COMMON STOCKS (42.6%)

		Consumer Discretionary (1.6%)
2,100		Amazon.com, Inc.#~	429,429

		Consumer Staples (3.6%)
1		Archer-Daniels-Midland Company	21
6,600		Coca-Cola Company~	444,114
4,125		Mead Johnson Nutrition Company	278,644
4,800		Wal-Mart Stores, Inc.	255,072

			977,851

		Energy (6.2%)
7,800		Baker Hughes, Inc.	565,968
3,450		Helmerich & Payne, Inc.	228,114
3,100		Occidental Petroleum Corp.	322,524
4,000		Schlumberger, Ltd.	345,600
6,100	CAD	Suncor Energy, Inc.	239,079

			1,701,285

See accompanying Notes to Schedule of Investments	9

Schedule of Investments  June 30, 2011 (Unaudited)

NUMBER OF
SHARES			VALUE
		Financials (2.9%)
1,950		Affiliated Managers Group, Inc.#	$197,828
2,500		Franklin Resources, Inc.	328,225
4,600		T. Rowe Price Group, Inc.	277,564

			803,617

		Health Care (4.2%)
2,900		Biogen Idec, Inc.#	310,068
4,400		Johnson & Johnson~	292,688
7,426		Merck & Company, Inc.	262,064
2,200	DKK	Novo Nordisk, A/S - Class B	275,614

			1,140,434

		Industrials (5.4%)
5,000		Dover Corp.	339,000
5,600		Eaton Corp.	288,120
1,100	EUR	Siemens, AG	151,163
8,125		United Technologies Corp.	719,144

			1,497,427

		Information Technology (18.7%)
7,250		Accenture, PLC - Class A	438,045
4,400		Altera Corp.~	203,940
25,200		ARM Holdings, PLC	716,436
8,000	GBP	Autonomy Corp., PLC#	219,136
3,000		Check Point Software Technologies, Ltd.#	170,550
16,500		Dell, Inc.#	275,055
19,175		eBay, Inc.#	618,777
8,000	TWD	HTC Corp.	270,490
5,500		Intel Corp.	121,880
19,405		Microsoft Corp.	504,530
20,900		Oracle Corp.	687,819
12,500		QUALCOMM, Inc.	709,875
3,600		Teradata Corp.#	216,720

			5,153,253

		TOTAL COMMON STOCKS (Cost $8,984,936)	11,703,296

SHORT TERM INVESTMENT (2.2%)
597,753		Fidelity Prime Money Market Fund - Institutional Class (Cost $597,753)	597,753

TOTAL INVESTMENTS (100.2%) (Cost $22,875,242)			27,555,393

LIABILITIES, LESS OTHER ASSETS (-0.2%)			(51,989)

NET ASSETS (100.0%)			$27,503,404

FORWARD FOREIGN CURRENCY CONTRACTS

	Short	Settlement	Local	Current	Unrealized
Counterparty	Contracts	Date	Currency	Value	Gain/Loss
Northern Trust Company	British Pound Sterling	07/21/11	638,000	$1,023,758	$21,647
Bank of America N.A	Canadian Dollar	07/21/11	271,000	280,876	2,806
Bank of America N.A	Danish Krone	07/21/11	1,338,000	260,040	(299)
Northern Trust Company	European Monetary Unit	07/21/11	119,000	172,491	(327)
Bank of America N.A	Hong Kong Dollar	07/21/11	1,566,000	201,260	382
Bank of America N.A	New Taiwanese Dollar	07/21/11	6,737,000	234,585	295

					$24,504

	Long	Settlement	Local	Current	Unrealized
Counterparty	Contracts	Date	Currency	Value	Gain/Loss
Citibank N.A	Canadian Dollar	07/21/11	39,000	$40,421	$(26)
Citibank N.A	Hong Kong Dollar	07/21/11	929,000	119,393	45
Northern Trust Company	Hong Kong Dollar	07/21/11	637,000	81,866	71
Citibank N.A	New Taiwanese Dollar	07/21/11	968,000	33,706	48

					$138

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At June 30, 2011, the value of 144A securities that could not be exchanged to the registered form is $2,413,899 or 8.8% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at June 30, 2011.

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $388,070.

10	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Schedule of Investments  June 30, 2011 (Unaudited)

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	11

Statement of Assets and Liabilities  June 30, 2011 (Unaudited)

ASSETS
Investments in securities, at value (cost $22,875,242)	$27,555,393
Foreign currency (cost $555)	557
Unrealized appreciation on forward foreign currency contracts	24,668
Receivables:
Accrued interest and dividends	85,606
Portfolio shares sold	72,838
Prepaid expenses	2,093
Other assets	65,023

Total assets	27,806,178

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	26
Payables:
Investments purchased	163,349
Portfolio shares redeemed	50
Affiliates:
Investment advisory fees	16,602
Deferred compensation to trustees	65,023
Financial accounting fees	252
Trustees’ fees and officer compensation	804
Other accounts payable and accrued liabilities	56,668

Total liabilities	302,774

NET ASSETS	$27,503,404

COMPOSITION OF NET ASSETS
Paid in capital	$23,823,856
Undistributed net investment income (loss)	(133,046)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(892,789)
Unrealized appreciation (depreciation) of investments and foreign currency translations	4,705,383

NET ASSETS	$27,503,404

Shares outstanding (no par value; unlimited number of shares authorized)	1,897,602

Net asset value and redemption price per share	$14.49

12	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations  Six Months Ended June 30, 2011 (Unaudited)

INVESTMENT INCOME
Interest	$210,029
Dividends	151,251
Dividend taxes withheld	(1,822)

Total investment income	359,458

EXPENSES
Investment advisory fees	102,412
Audit fees	28,055
Printing and mailing fees	17,693
Legal fees	14,296
Custodian fees	8,974
Trustees’ fees and officer compensation	6,782
Accounting fees	5,927
Financial accounting fees	1,552
Transfer agent fees	1,420
Other	2,145

Total expenses	189,256

NET INVESTMENT INCOME (LOSS)	170,202

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	2,026,918
Purchased options	3,213
Foreign currency transactions	(94,076)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(690,857)
Purchased options	(60,478)
Foreign currency translations	24,623

NET GAIN (LOSS)	1,209,343

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,379,545

See accompanying Notes to Financial Statements	13

Statements of Changes in Net Assets

	(UNAUDITED)
	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2011	DECEMBER 31, 2010
OPERATIONS
Net investment income (loss)	$170,202	$405,452
Net realized gain (loss)	1,936,055	(87,978)
Change in unrealized appreciation/(depreciation)	(726,712)	2,355,195

Net increase (decrease) in net assets resulting from operations	1,379,545	2,672,669

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(200,004)	(500,019)

Total distributions	(200,004)	(500,019)

CAPITAL SHARE TRANSACTIONS
Issued	2,784,527	4,041,436
Issued in reinvestment of distributions	200,004	500,019
Redeemed	(3,234,961)	(6,008,088)

Net increase (decrease) in net assets from capital share transactions	(250,430)	(1,466,633)

TOTAL INCREASE (DECREASE) IN NET ASSETS	929,111	706,017

NET ASSETS
Beginning of period	$26,574,293	$25,868,276

End of period	27,503,404	26,574,293

Undistributed net investment income (loss)	$(133,046)	$(103,244)

CAPITAL SHARE TRANSACTIONS
Shares issued	192,095	312,661
Shares issued in reinvestment of distributions	14,368	39,678
Shares redeemed	(223,075)	(476,822)

Net increase (decrease) in capital shares outstanding	(16,612)	(124,483)

14	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies
Organization. CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), and commenced operations on May 19, 1999. The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

Portfolio Valuation. The valuation of the Portfolio’s securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Portfolio determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

15

Notes to Financial Statements (Unaudited)

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The Portfolio also may treat a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2007—2009 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

16	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 2 – Investment Adviser and Transactions with Affiliates or Certain Other Parties
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

Pursuant to a financial accounting services agreement, during the period the Portfolio paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means the Portfolio’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Portfolio’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Advisors Trust and Calamos Investment Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Portfolio has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Portfolio to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Portfolio’s Statement of Additional Information contains additional information about the Portfolio’s trustees and is available upon request without charge by calling our toll free number 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $65,023 is included in “Other assets” on the Statement of Assets and Liabilities at June 30, 2011. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at June 30, 2011.

Note 3 – Investments
The cost of purchases and proceeds from sale of long-term investments, for the period ended June 30, 2011 were as follows:

Cost of purchases	$8,529,453
Proceeds from sales	8,745,374

The following information is presented on a federal income tax basis as of June 30, 2011. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

17

Notes to Financial Statements (Unaudited)

The cost basis of investments for federal income tax purposes at June 30, 2011 was as follows:

Cost basis of investments	$22,827,233

Gross unrealized appreciation	4,904,024
Gross unrealized depreciation	(175,864)

Net unrealized appreciation (depreciation)	$4,728,160

Note 4 – Income Taxes
The tax character of distributions for the period ended June 30, 2011 will be determined at the end of the Portfolio’s current fiscal year. Distributions during the fiscal year ended December 31, 2010, were characterized for federal income tax purposes as follows:

Distributions paid from:
Ordinary income	$500,019

As of December 31, 2010, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$125,722
Undistributed capital gains	—

Total undistributed earnings	125,722
Accumulated capital and other losses	(2,974,906)
Net unrealized gains/(losses)	5,404,978

Total accumulated earnings/(losses)	2,555,794
Other	(55,787)
Paid-in capital	24,074,286

Net assets	26,574,293

As of December 31, 2010, the Portfolio had capital loss carryforwards which, if not used, will expire as follows:

2016	$(2,285,871)
2017	(394,251)
2018	(290,504)

Note 5 – Derivative Instruments
Foreign Currency Risk. The Funds engaged in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. The counterparties to all forward foreign currency contracts at June 30, 2011, were multinational banks.

Equity Risk. The Portfolio may engage in option transactions and in doing so achieves the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

18	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Below are the types of derivatives in the Portfolio by gross value as of June 30, 2011:

	ASSETS		LIABILITIES
	STATEMENT OF ASSETS &		STATEMENT OF ASSETS &
	LIABILITIES LOCATION	VALUE	LIABILITIES LOCATION	VALUE
Derivative Type:
Options purchased	Investments in securities	$257,282	—	$—
Foreign Exchange contracts	Unrealized appreciation on forward foreign currency contracts	25,294	Unrealized depreciation on forward foreign currency contracts	652

Volume of Derivative Activity for the Six Months Ended June 30, 2011*

DERIVATIVE TYPE	VOLUME
Equity: Purchased Options	292
Foreign Currency Contracts	4,861,904

*	Activity during the period is measured by opened number of contracts for options purchased and opened foreign currency contracts with foreign currency exposure measured in U.S. dollar notional.

Note 6 – Synthetic Convertible Securities
The Portfolio may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Portfolio may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Note 7 – Valuations
Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

19

Notes to Financial Statements (Unaudited)

•	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•	Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$10,734,532	$—	$10,734,532
Synthetic Convertible Securities (Sovereign Bonds)	—	2,616,093	—	2,616,093
Synthetic Convertible Securities (Purchased Options)	257,282	—	—	257,282
Convertible Preferred Stocks	1,048,449	597,988	—	1,646,437
Common Stocks	10,786,893	916,403	—	11,703,296
Short Term Investment	597,753	—	—	597,753
Forward Foreign Currency Contracts	—	25,294	—	25,294

Total	$12,690,377	$14,890,310	$—	$27,580,687

Liabilities:
Forward Foreign Currency Contracts	$—	$652	$—	$652

Total	$—	$652	$—	$652

20	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited)
	Six Months
	Ended June 30,		Year Ended December 31,
	2011		2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.88		$12.69	$9.37	$14.32	$14.39	$14.51

Income from investment operations:
Net investment income (loss)	0.09	(a)	0.21 (a)	0.26 (a)	0.18 (a)	0.13	0.16

Net realized and unrealized gain (loss)	0.62		1.23	3.36	(4.60)	1.14	1.20

Total from investment operations	0.71		1.44	3.62	(4.42)	1.27	1.36

Distributions:
Dividends from net investment income	(0.10)		(0.25)	(0.30)	(0.13)	(0.20)	(0.29)

Dividends from net realized gains	—		—	—	(0.40)	(1.14)	(1.19)

Total distributions	(0.10)		(0.25)	(0.30)	(0.53)	(1.34)	(1.48)

Net asset value, end of period	$14.49		$13.88	$12.69	$9.37	$14.32	$14.39

Ratios and supplemental data:
Total return(b)	5.18%		11.59%	39.42%	(31.74)%	8.87%	9.45%

Net assets, end of period (000)	$27,503		$26,574	$25,868	$21,035	$36,697	$36,972

Ratio of net expenses to average net assets	1.39%	(c)	1.43%	1.30%	1.18%	1.16%	1.24%

Ratio of gross expenses to average net assets prior to expense reductions	1.39%	(c)	1.43%	1.30%	1.19%	1.17%	1.24%

Ratio of net investment income (loss) to average net assets	1.25%	(c)	1.62%	2.46%	1.53%	0.90%	1.02%

Portfolio turnover rate	31.6%		55.1%	67.0%	85.2%	76.8%	66.0%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

(c)	Annualized.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Advisors Trust

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Advisors Trust (the “Trust”), comprised solely of the Calamos Growth and Income Portfolio (the “Portfolio”), as of June 30, 2011, and the related interim statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Trust’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Portfolio for the year ended December 31, 2010 and the financial highlights for each of the five years in the period then ended, and in our report dated February 10, 2011, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois
August 8, 2011

22	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Trustee Approval of Management Agreement

The Board of Trustees of Calamos Advisors Trust (“Board”) oversees the Portfolio’s management, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Trust and the Portfolio. The “Independent Trustees,” who comprise more than 75% of the Board, have never been affiliated with Calamos Advisors.

In connection with its most recent consideration regarding continuation of the management agreement, the Board received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting on June 30, 2011, based on its evaluation of the information referred to above and other information, the Board determined that the overall arrangements between the Portfolio and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Board considered relevant in the exercise of its business judgment. At that meeting, the Board, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2012, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the services provided by Calamos Advisors to the Portfolio, (ii) the investment performance of the Portfolio as well as performance information for comparable funds and other, comparable clients of Calamos Advisors, (iii) the fees and other expenses paid by the Portfolio as well as expense information for comparable funds and for other, comparable clients of Calamos Advisors, (iv) the profitability of Calamos Advisors and its affiliates from their relationship with the Portfolio, (v) whether economies of scale may be realized as the Portfolio grows and whether such fee levels share with Portfolio investors economies of scale and (vi) other benefits to Calamos Advisors from its relationship with the Portfolio. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement.

Nature, Extent and Quality of Services. The Board’s consideration of the nature, extent and quality of the services provided by Calamos Advisors to the Portfolio took into account the knowledge gained from the Board’s meetings with Calamos Advisors throughout the prior year. In addition, the Board considered: Calamos Advisors’ long-term history of managing the Portfolio; the consistency of investment approach; the background and experience of Calamos Advisors’ investment personnel responsible for managing the Portfolio; Calamos Advisors’ performance as administrator of the Portfolio, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of Calamos Advisors in the media and in industry publications. The Board also reviewed Calamos Advisors’ resources and key personnel involved in providing investment management services to the Portfolio, including the time that investment personnel devote to the Portfolio and the investment results produced by Calamos Advisors’ in-house research. The Board also considered compliance reports about Calamos Advisors from the Portfolio’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by Calamos Advisors to the Portfolio were appropriate and consistent with the management agreement and that the Portfolio was likely to continue to benefit from services provided under its management agreement with Calamos Advisors.

Investment Performance of the Portfolio. The Board considered the Portfolio’s investment performance over various time periods, including how the Portfolio performed compared to the median performance of a group of comparable funds (the Portfolio’s “Universe Median”) selected by Lipper, Inc. (“Lipper”), an independent data service provider. The performance periods considered by the Board ended on March 31, 2011.

The Board considered that the Portfolio outperformed its Universe Median during the one-, three-, five- and ten-year periods.

Costs of Services Provided and Profits Realized by Calamos Advisors. Using information provided by Lipper, the Board evaluated the Portfolio’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Portfolio’s “Expense Group”), and the Portfolio’s total expense ratio compared to the median total expense ratio of the Portfolio’s Expense Group.

23

Trustee Approval of Management Agreement

The Board also reviewed Calamos Advisors’ management fee rates for its institutional separate accounts and for its sub-advised funds (for which Calamos Advisors provides portfolio management services only). The Board took into account Calamos Advisors’ assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Portfolio, the differences reflected Calamos Advisors’ greater level of responsibilities and significantly broader scope of services regarding the Portfolio, and the more extensive regulatory obligations and risks associated with managing the Portfolio, and other financial considerations with respect to the Portfolio.

In addition, the Board considered Calamos Advisors’ costs in serving as the Portfolio’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Portfolio. The Board reviewed Calamos Advisors’ methodology for allocating costs among Calamos Advisors’ lines of business. The Board also considered information regarding the structure of Calamos Advisors’ compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of Calamos Advisors in serving as the Portfolio’s investment manager and of Calamos Advisors and its affiliates in all of their relationships with the Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolio and Calamos Advisors’ other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of Calamos Advisors’ parent company and discussed its corporate structure.

The Board considered that the Portfolio’s management fee rate and total expense ratio, which reflects the total fees paid by an investor, are higher than the respective medians of the Portfolio’s Expense Group. The Board also considered, however, that the Portfolio’s contractual management fee rate at a common asset level is equal to the median of the Portfolio’s Expense Group. In consideration of the Portfolio’s expenses, the Board also took into account its review of the Portfolio’s performance.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Portfolio to Calamos Advisors was reasonable in light of the nature and quality of the services provided, and was in the best interests of Portfolio shareholders.

Economies of Scale. The Board considered whether the Portfolio’s management fee shares with shareholders potential economies of scale that may be achieved by Calamos Advisors. The Board concluded that the fee schedule for the Portfolio was appropriate at current asset levels.

Other Benefits Derived from the Relationship with the Portfolio. The Board considered other benefits that accrue to Calamos Advisors and its affiliates from their relationship with the Portfolio. The Board concluded that, other than the services to be provided by Calamos Advisors and its affiliates pursuant to their agreements with the Portfolio and the fees payable by the Portfolio for such services, the Portfolio and Calamos Advisors may potentially benefit from their relationship with each other in other ways.

The Board also considered Calamos Advisors’ use of a portion of the commissions paid by the Portfolio on its portfolio brokerage transactions to obtain research products and services benefiting the Portfolio and/or other clients of Calamos Advisors and concluded, based on reports from the Portfolio’s Chief Compliance Officer, that Calamos Advisors’ use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in its consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation through July 31, 2012 of the management agreement for the Portfolio with Calamos Advisors was in the best interest of the Portfolio and its shareholders.

24	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record for the twelve month period ended June 30, 2011, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC’s Public Reference Room in Washington, D.C. 1.800.SEC.0330.

CALAMOS ADVISORS TRUST
This report, including the audited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after September 30, 2011, updated performance data for the most recently completed calendar quarter.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com
© 2011 Calamos Holdings LLC. All Rights Reserved.
Calamos®, Calamos Investments®, Investment strategies
for your serious moneytm and the Calamos® logo are
registered trademarks of Calamos Holdings LLC.

KCLSAN 2146 2011

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics — Not applicable.
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
  Date: August 8, 2011

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
  Date: August 8, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
  Date: August 8, 2011

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
  Date: August 8, 2011